SUMMARY PROSPECTUS May 1, 2021
T. ROWE PRICE
All-Cap Opportunities Fund (formerly New America Growth Fund)
PRWAX PNAIX PAWAX	Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2021, as amended or supplemented, and Statement of Additional Information, dated May 1, 2021, as amended or supplemented.

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Investment Objective(s)

The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.63%	0.63%	0.63%

Distribution and service (12b-1) fees	—	—	0.25

Other expenses	0.14	0.02	0.17

Total annual fund operating expenses	0.77	0.65	1.05

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$79	$246	$428	$954
I Class	66	208	362	810
Advisor Class	107	334	579	1,283

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 85.8% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies

The fund invests primarily (at least 65% of its total assets) in common stocks of U.S. companies operating in those sectors of the economy that, in T. Rowe Price’s view, are the fastest growing or have the greatest growth potential. While the fund generally takes a growth approach to stock selection, the fund has the flexibility to opportunistically invest in companies with either growth or value characteristics. The U.S. economy continues to evolve, in part because of the application of new technologies and scientific advances. Growing companies that are positioned to benefit from dynamic technological, social, medical, and business developments that help define the current U.S. economic landscape can be found across an array of industries. The fund’s allocation to industry sectors will generally reflect such factors as the overall revenue growth of the component companies in a sector and the sector’s contribution to U.S. gross domestic product from year to year.

Holdings range from large-cap to small-cap companies. In selecting stocks, the advisor looks for many characteristics, typically including, but not limited to:

• earnings growth rates that generally exceed that of the average company in the Russell 3000® Index;

• favorable company fundamentals, such as a strong balance sheet, sound business strategy, and promising competitive positioning;

• effective management; or

• stock valuations, such as price/earnings or price/cash flow ratios, that seem reasonable relative to the company’s prospects.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with its objective(s). The fund may at times invest significantly in certain sectors, such as the information technology sector.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines

SUMMARY	3

due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Investments in the technology sector are susceptible to intense competition, government regulation, changing consumer preferences, and dependency on patent protection.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

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The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

ALL-CAP OPPORTUNITIES FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	30.64%	Worst Quarter	9/30/11	-14.46%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2020

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						09/30/1985
Returns before taxes	44.71%	21.98%	17.48%	—%
Returns after taxes on distributions	38.78	18.92	14.89	—
Returns after taxes on distributions and sale of fund shares	28.48	16.95	13.72	—
I Class						12/17/2015
Returns before taxes	44.90	22.14	—	21.88
Advisor Class						12/30/2005
Returns before taxes	44.30	21.65	17.17	—

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)[a]
	20.89	15.43	13.79	15.36	[b]
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	38.49	21.00	17.21	20.83	[b]
Lipper Multi-Cap Growth Funds Index
	43.16	19.56	15.56	19.45	[b]

a Effective March 1, 2021, the fund’s primary benchmark changed from the Russell 1000® Growth Index to the Russell 3000® Index. The Russell 3000® Index includes companies of all market capitalizations, which is more representative of the fund’s investment program.

b Return since 12/17/15.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Justin P. White	Chair of Investment Advisory Committee	2016	2008

Purchase and Sale of Fund Shares

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

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The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, eligible retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F60-045 5/1/21